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                CONTRIBUTION, ASSIGNMENT AND AMENDMENT AGREEMENT

     THIS CONTRIBUTION, ASSIGNMENT AND AMENDMENT AGREEMENT, dated as of June 27, 2001, is entered into by and among Plains All American Pipeline, L.P., a Delaware limited partnership (the "MLP"); Plains Marketing, L.P., a Delaware limited partnership ("Plains Marketing"); All American Pipeline, L.P., a Texas limited partnership ("All American"); Plains AAP, L.P., a Delaware limited partnership ("Plains AAP"); Plains All American GP LLC ("Plains GP LLC"); and Plains Marketing GP, Inc., a Delaware corporation ("GP Inc."). Plains Marketing and All American are sometimes referred to herein collectively as the "OLPs" and individually as an "OLP."

                                    RECITALS

     WHEREAS, each of the MLP and Plains Marketing were formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), All American was formed under the Texas Revised Limited Partnership Act (the "Texas Act") and Plains AAP acts as sole general partner of each of the MLP and the OLPs;

     WHEREAS, Plains AAP owns a 1% general partner interest in the MLP, a 1.0101% general partner interest in Plains Marketing and a 0.001% general partner interest in All American;

     WHEREAS, the Board of Directors of Plains GP LLC, in its capacity as the general partner of Plains AAP, has determined that it would be in the best interests of Plains GP LLC, Plains AAP and the MLP to contribute Plains AAP's interests in each of the OLPs to, and to cause GP Inc. to become a wholly-owned corporate subsidiary of the MLP;

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, prior to the date hereof, Plains AAP has formed GP Inc. and contributed $1,000 in exchange for all of the capital stock in GP Inc.;

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I

                                  Definitions

     1.1 Definitions. In addition to the capitalized terms defined in the opening paragraph of this Agreement, the following capitalized terms shall have the meanings given below.

     "Additional OLP Limited Partner Interests" has the meaning set forth in
Section 2.1.

     "Agreement" means this Contribution, Assignment and Amendment Agreement.

     "All American Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of All American Pipeline, L.P. dated as of November 23, 1998, as the same may be amended or restated pursuant to the terms hereof.

     "Delaware Act" has the meaning assigned to such term in the Recitals to this Agreement.

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     "GP Inc. Common Stock" has the meaning set forth in Section 2.2.

     "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

     "MLP Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P. dated as of November 23, 1998, as the same may be amended or restated pursuant to the terms hereof.

     "OLP Excess Liabilities" means any liability of GP Inc., whether as general partner of an OLP or pursuant to the assumption by GP Inc. of liabilities and obligations of an OLP pursuant to Section 4.1, for liabilities of each OLP existing at the time of the assignment of the Revised OLP General Partner Interests to GP Inc. pursuant to Section 2.1, but only to the extent of the liabilities for which Plains All American Inc. has agreed to indemnify Plains AAP and Plains GP LLC pursuant to that certain Contribution, Assignment and Amendment Agreement dated as of June 8, 2001 among Plains All American Inc., Plains AAP and Plains GP LLC.

     "Plains Marketing Partnership Agreement"  means the Amended and
Restated Agreement of Limited Partnership of Plains Marketing, L.P. dated as of November 23, 1998, as the same may be amended or restated pursuant to the terms hereof.

     "Revised OLP General Partner Interests" has the meaning set forth in
Section 2.1.

     "Texas Act" has the meaning assigned to such term in the Recitals to this Agreement.


                                   ARTICLE II

           Contributions of Various Assets and Partnership Interests

     2.1 Contribution by Plains AAP to GP Inc. Plains AAP hereby grants, contributes, transfers and conveys to GP Inc., its successors and assigns, all right, title and interest in and to a .001% general partner interest in each of the OLPs (the "Revised OLP General Partner Interests") and GP Inc. hereby accepts the Revised OLP General Partner Interests as a contribution to the capital of GP Inc.

     TO HAVE AND TO HOLD the Revised OLP General Partner Interests unto GP Inc., its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     Plains Marketing and All American each acknowledge receipt of the opinion of counsel required in Section 4.2(b) of the Plains Marketing Partnership Agreement and the All American Partnership Agreement, respectively.

     2.2 Contributions by Plains AAP to the MLP. Effective immediately following the contribution and assignment set forth in Section 2.1, Plains AAP hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of Plains AAP in and to
(i) all the issued and outstanding capital stock of GP Inc., consisting of 100 shares of common stock, par value $.01 per share (the "GP Inc. Common Stock") and (ii) its remaining partnership interest in Plains Marketing, which interest, following the assignment of the Revised OLP General Partner Interests pursuant to Section 2.1 and the recharacterization of such

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remaining interest as limited partner interests as a result of the amendments adopted in Sections 5.1 and 5.2 hereof, consist of a 1.0091% limited partner interest in Plains Marketing (the "Additional OLP Limited Partner Interest"), and the MLP hereby accepts the GP Inc. Common Stock and the Additional OLP Limited Partner Interest, as a contribution to the capital of the MLP and in exchange for the increase in the general partner interest of Plains AAP in the MLP as set forth in Section 5.3 hereof.

     TO HAVE AND TO HOLD the GP Inc. Common Stock and the Additional OLP Limited Partner Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.3 Further Assurances. From time to time after the date hereof, and without any further consideration, Plains GP LLC, in its capacity as general partner of Plains AAP, shall execute, acknowledge and deliver all such additional assignments, stock powers, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully and effectively to assure GP Inc., its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to GP Inc. with respect to the Revised OLP General Partner Interests and the Additional OLP Limited Partner Interest or which are intended so to be and (ii) more fully and effectively to vest in the MLP, its successors and assigns, beneficial and record title to the GP Inc. Common Stock, the Revised OLP Limited Partner Interests and the Additional OLP Limited Partner Interest hereby contributed and assigned to the MLP or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

                                  ARTICLE III

                   Succession of General Partner of the OLPs

     3.1 Withdrawal of Plains AAP as General Partner of OLPs. Effective immediately prior to the contribution of the Revised OLP General Partner Interests pursuant to Section 2.1 and, pursuant to Section 11.1 of each of the Plains Marketing Partnership Agreement and the All American Partnership Agreement, Plains AAP hereby withdraws as general partner of each of the OLPs and proposes GP Inc. to act and serve as sole general partner of each of the OLPs. Plains Marketing and All American each acknowledge receipt of the opinion of counsel required in Section 11.1(b) of the Plains Marketing Partnership Agreement and the All American Partnership Agreement, respectively.

     3.2 GP Inc. as Successor General Partner of OLPs. Effective immediately prior to the later of (i) GP Inc.'s acceptance of the contributions to GP Inc. of the Revised OLP General Partner Interests pursuant to Section 2.1 and (ii) the withdrawal of Plains AAP as general partner of each of the OLPs, GP Inc. accepts and agrees to duly and timely pay, perform and discharge the rights, duties and obligations of the general partner of each of the OLPs and all of the terms and conditions of each of the Plains Marketing Partnership Agreement and the All American Partnership Agreement in accordance with Section 10.4 of each of the Plains Marketing Partnership Agreement and the All American Partnership Agreement, and GP Inc. agrees to serve as general partner of each of the OLPs and to be bound by each of the Plains Marketing Partnership Agreement and the All American Partnership Agreement (and, to the extent applicable, the MLP Partnership Agreement), as each is

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amended by this Agreement or as may be further amended by the terms of the respective partnership agreement, and GP Inc. is hereby admitted as the successor general partner of each of Plains Marketing and All American.

                                   ARTICLE IV

           Assumption of and Indemnification for Certain Liabilities

     4.1 Assumption of Certain Liabilities and Obligations of Plains AAP by GP Inc. In connection with the transfer of the Revised OLP General Partner Interests and the succession by GP Inc. as general partner of each of the OLPs, GP Inc. hereby assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations of each OLP to the full extent (and only to the extent) that Plains AAP, as general partner of such OLP, has been or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such liabilities and obligations; provided, however, that such assumption by GP Inc. is subject to the indemnification provided in Section 4.2.

     4.2 Indemnification of GP Inc. Upon the transfer of the Revised OLP General Partner Interests to GP inc. pursuant to Section 2.1 hereof, the MLP hereby indemnifies, defends and holds harmless GP Inc. from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorneys' fees) arising from or relating to the OLP Excess Liabilities.

                                   ARTICLE V

                      Amendments to Partnership Agreements

     5.1 Amendments to Plains Marketing Partnership Agreement. In order to further the purposes of this Agreement, each of Plains AAP, as withdrawing general partner of Plains Marketing, GP Inc., as successor general partner of Plains Marketing, and the MLP, as limited partner of Plains Marketing, hereby approve and adopt the following amendments to the Plains Marketing Partnership Agreement in accordance with Article XIII thereof:

     (a) Article I - Definitions is hereby amended by amending the definition of the following term to read in its entirety as follows:

          "Percentage Interest" means as of the date of such determination (a) as to the General Partner, 0.001% and (b) as to the MLP, 99.999%.

     (b) Section 4.2 is hereby amended to read in its entirety as follows:

          "Section 4.2  Transfer of General Partner's Partnership Interest.

          No provision of this Agreement shall be construed to prevent (and the Limited Partners do hereby expressly consent to) (i) the transfer by the General Partner of all or a portion of its General Partner Interest to one or more Affiliates, which transferred General Partner Interest, to the extent not transferred to a successor General Partner, shall constitute a Limited Partner Interest or (ii) the transfer by the General Partner of all its General Partner Interest upon its merger, consolidation or other combination into any other Person or the transfer by it of all or substantially all of its assets to another Person if, in the case of a transfer described in either clause (i) or (ii) of this sentence, the rights and duties of the General Partner with respect to the

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     General Partner Interest so transferred (or the rights and duties of a
     Limited Partner with respect to the Limited Partner Interest so transferred) are assumed by the transferee and the transferee agrees to be bound by the provisions of this Agreement and the MLP Partnership Agreement; provided, that in either such case, such transferee furnishes to the Partnership an Opinion of Counsel that such merger, consolidation, combination, transfer or assumption will not result in a loss of limited liability of the Limited Partners or cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes. In the case of a transfer pursuant to this Section 4.2(b) to a Person proposed as a successor general partner of the Partnership, the transferee or successor (as the case may be) shall be admitted to the Partnership as the General Partner immediately prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution."

     (c) Section 6.1(a)(ii) is hereby amended to read in its entirety as follows:

          "Second, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests."

     (d) Section 6.1(b)(i) is hereby amended to read in its entirety as follows:

          "First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests; provided, however, that the Net Losses shall not be allocated to a Limited Partner pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause a Limited Partner to have deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in such Limited Partner's Adjusted Capital Account);"

     (e) Section 6.1(c)(i)(B) is hereby amended to read in its entirety as follows:

          "Second, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests."

     (f) Section 11.3 is hereby amended to read in its entirety as follows:

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     "Section 11.3  Interest of Departing Partner and Successor General Partner.
     The Partnership Interest of a Departing Partner departing as a result of withdrawal or removal pursuant to Section 11.1 or 11.2 shall (unless it is otherwise required to be converted into Units pursuant to Section 11.3(b) of the MLP Partnership Agreement) be purchased by the successor to the Departing Partner for cash in amount equal to the fair market value of the Departing Partner's Partnership Interest, determined as of the effective date of its departure in the manner specified in the MLP Partnership Agreement. Such purchase (or conversion into Units, as applicable) shall be a condition to the admission to the Partnership of the Successor as the General Partner. Notwithstanding the foregoing, an assignment of all or any portion of a General Partner's (or Departing General Partner's) Partnership Interest to the MLP as Limited Partner, or to any other Person (other than an individual) the ownership interest of which is then transferred to the MLP, can be made in exchange for an increased interest in the MLP and in lieu of a cash purchase."

     5.2 Amendments to All American Partnership Agreement. In order to further the purposes of this Agreement, each of Plains AAP, as withdrawing general partner of All American, GP Inc., as successor general partner of All American, and Plains Marketing, as limited partner of All American, hereby approve and adopt the following amendments to the All American Partnership Agreement in accordance with Article XIII thereof:

     (a) Article II - Definitions is hereby amended by amending the definition of the following term to read in its entirety as follows:

          "Percentage Interest" means as of the date of such determination (a) as to the General Partner, 0.001% and (b) as to Plains Marketing, 99.999%.

     (b) Section 4.2 is hereby amended to read in its entirety as follows:

     "Section 4.2  Transfer of General Partner's Partnership Interest.

          No provision of this Agreement shall, be construed to prevent (and the Limited Partners do hereby expressly consent to) (i) the transfer by the General Partner of all or a portion of its General Partner Interest to one or more Affiliates, which transferred General Partner Interest, to the extent not transferred to a successor General Partner, shall constitute a Limited Partner Interest or (ii) the transfer by the General Partner of all its General Partner Interest upon its merger, consolidation or other combination into any other Person or the transfer by it of all or substantially all of its assets to another Person if, in the case of a transfer described in either clause (i) or (ii) of this sentence, the rights and duties of the General Partner with respect to the General Partner Interest so transferred (or the rights and duties of a Limited Partner with respect to the Limited Partner Interest so transferred) are assumed by the transferee and the transferee agrees to be bound by the provisions of this Agreement and the MLP Partnership Agreement; provided, that in either such case, such transferee furnishes to the Partnership an Opinion of Counsel that such merger, consolidation, combination, transfer or assumption will not result in a loss of limited liability of the Limited Partners or cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes. In the

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     case of a transfer pursuant to this Section 4.2(b) to a Person proposed as a successor general partner of the Partnership, the transferee or successor (as the case may be) shall be admitted to the Partnership as the General Partner immediately prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution."

     (c) Section 6.1(a)(ii) is hereby amended to read in its entirety as follows:

          "Second, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests."

     (d) Section 6.1(b)(i) is hereby amended to read in its entirety as follows:

          "First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests; provided, however, that the Net Losses shall not be allocated to a Limited Partner pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause a Limited Partner to have deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in such Limited Partner's Adjusted Capital Account);"

     (e) Section 6.1(c)(i)(B) is hereby amended to read in its entirety as follows:

          "Second, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests."

     (f) Section 11.3 is hereby amended to read in its entirety as follows:

     "Section 11.3 Interest of Departing Partner and Successor General Partner. The Partnership Interest of a Departing Partner departing as a result of withdrawal or removal pursuant to Section 11.1 or 11.2 shall (unless it is otherwise required to be converted into Units pursuant to Section 11.3(b) of the MLP Partnership Agreement) be purchased by the successor to the Departing Partner for cash in amount equal to the fair market value of the Departing Partner's Partnership Interest, determined as of the effective date of its departure in the manner specified in the MLP Partnership Agreement. Such purchase (or conversion into Units, as applicable) shall be a condition to the admission to the Partnership of the Successor as the General Partner. Notwithstanding the foregoing, an assignment of all or any portion of a General Partner's (or Departing General Partner's) Partnership Interest to the MLP as Limited Partner, or to any other Person (other than an individual) the ownership interest of which is then transferred to the MLP, can be made in exchange for an increased interest in the MLP and in lieu of a cash purchase."

     5.3 Amendments to MLP Partnership Agreement. In order to further the purposes of this Agreement and to evidence the increased interest of the general partner in the MLP issued in exchange for the contributions to the MLP made pursuant to Section 2.2 hereof, Plains AAP, as general partner of the MLP, having determined that the following amendments would not materially adversely affect the limited partners of the MLP or have a material adverse effect on the holders of

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any class of the MLP's outstanding LP units, hereby exercises its rights and powers to amend the MLP Partnership Agreement without the approval of any limited partner or assignee pursuant to Section 13.1(d)(i) of the MLP Partnership Agreement, hereby approves and adopts the following amendments to the MLP Partnership Agreement in accordance with Article XIII thereof:

     (a) Section 1.1 is hereby amended by amending the definitions of the following terms to read in their entirety as follows:

          "Operating Partnerships" means Plains Marketing, L.P., a Delaware limited partnership, All American Pipeline, L.P., a Texas limited partnership, and such other Persons that are majority-owned by the Partnership and controlled by the Partnership (whether by direct or indirect ownership of the general partner of such Person or otherwise) and established or acquired for the purpose of conducting the business of the Partnership.

          "Operating Partnership Agreements" means the agreements of limited partnership of any Operating Partnerships that are limited partnerships, or any limited liability company agreements of any Operating Partnerships that are limited liability companies that are treated as partnerships for federal income tax purposes, as such may be amended, supplemented or restated from time to time.

          "Percentage Interest" means as of the date of such determination (a) as to the General Partner, 2% and (b) as to any Limited Partner or Assignee holding Units, the product of (i) 98% multiplied by (ii) the quotient of
     (x) the number of Units held by such Limited Partner or Assignee divided by
     (y) the total number of all Units then Outstanding; provided, however, that following any issuance of additional Units by the Partnership in accordance with Section 5.6 hereof, proper adjustment shall be made to the Percentage Interest represented by each Unit to reflect such issuance.

     (b) Section 6.1(c)(i) is hereby amended to read in its entirety as follows:

          "(i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be allocated between the General Partner and the Limited Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

                (A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

                (B) Second, 100% to the General Partner and to all Limited Partners, in accordance with their respective Percentage Interests, until the Capital Account in respect of each Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(i) or (b)(i) with respect to such

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          Common Unit for such Quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the "Unpaid MQD") plus (3) any then existing Cumulative Common Unit Arrearage;

                (C) Third, if such Net Termination Gain is recognized (or is deemed to be recognized) prior to the expiration of the Subordination Period, 100% to the General Partner and to all Limited Partners, in accordance with their respective Percentage Interests until the Capital Account in respect of each Subordinated Unit then Outstanding equals the sum of (1) its Unrecovered Capital, determined for the taxable year (or portion thereof) to which this allocation of gain relates, plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(iii) with respect to such Subordinated Unit for such Quarter;

                (D) Fourth, 85% to all Unitholders, Pro Rata, 13% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital, plus (2) the Unpaid MQD, plus (3) any then existing Cumulative Common Unit Arrearage, plus (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(iv) and 6.4(b)(ii) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the "First Liquidation Target Amount");

                (E) Fifth, 75% to all Unitholders, Pro Rata, 23% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) the First Liquidation Target Amount, plus (2) the excess of (aa) the Second Target Distribution less the First Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(v) and 6.4(b)(iii) (the sum of (1) plus (2) is hereinafter defined as the "Second Liquidation Target Amount"); and

                (F) Finally, any remaining amount 50% to all Unitholders, Pro Rata, 48% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner."

     (c)  Section 5.2(b) is hereby amended to read in its entirety as follows:

          "(b) Upon the issuance of any additional Limited Partner Interests by the Partnership, the General Partner shall be required to make additional Capital

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Contributions equal to 2% of any amount contributed to the Partnership by the
Limited Partners in exchange for such additional Limited Partner Interests. Except as set forth in the immediately preceding sentence and Article XII, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership."

     (d) Sections 6.4 and 6.5 are hereby amended to read in their entirety as follows:

     "Section 6.4  Distributions of Available Cash from Operating Surplus.

     (a) During Subordination Period. Available Cash with respect to any Quarter within the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5 shall, subject to Section 17-607 of the Delaware Act, be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:

         (i) First, 98% to the Unitholders holding Common Units, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

         (ii) Second, 98% to the Unitholders holding Common Units, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage existing with respect to such Quarter;

         (iii) Third, 98% to the Unitholders holding Subordinated Units, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Subordinated Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

         (iv) Fourth, 85% to all Unitholders, Pro Rata, 13% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter;

         (v) Fifth, 75% to all Unitholders, Pro Rata, 23% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such Quarter; and

         (vi) Thereafter, 50% to all Unitholders, Pro Rata, 48% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner;

provided, however, if the Minimum Quarterly Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with Section 6.4(a)(vi).

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

     (b) After Subordination Period. Available Cash with respect to any Quarter after the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5, subject to Section 17-607 of the Delaware Act, shall be distributed as follows, except as otherwise required by
Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:

         (i) First, 98% to all Unitholders, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

         (ii) Second, 85% to all Unitholders, Pro Rata, and 13% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter;

         (iii) (iii) Third, 75% to all Unitholders, Pro Rata, and 23% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such Quarter; and

         (iv) Thereafter, 50% to all Unitholders, Pro Rata, and 48% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner;

     provided, however, if the Minimum Quarterly Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with Section 6.4(b)(iv).

     Section 6.5  Distributions of Available Cash from Capital Surplus.

          Available Cash that is deemed to be Capital Surplus pursuant to the provisions of Section 6.3(a) shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 6.3 require otherwise, 98% to all Unitholders, Pro Rata, and 2% to the General Partner until a hypothetical holder of a Common Unit acquired on the Closing Date has received with respect to such Common Unit, during the period since the Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price. Available Cash that is deemed to be Capital Surplus shall then be distributed 98% to all Unitholders holding Common Units, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with
     Section 6.4."

     5.4 Restatement of Partnership Agreements. Each of the partners of the MLP and the OLPs that is a party hereto agrees to execute and deliver a restated and amended version of each of the MLP Partnership Agreement, the Plains Marketing Partnership Agreement and the All American

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

Partnership Agreement to which it is a party incorporating the amendments to such agreement adopted by this Agreement together with such other amendments intended to clarify the agreement as the general partner of such limited partnership determines as are appropriate and not having a material adverse effect on the limited partners of the partnership, and in the case of the MLP, the holders of outstanding Units therein.

                                   ARTICLE VI

                                 Miscellaneous

     6.1 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

     6.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and assignment of one or more portions of the assets contributed pursuant to Sections 2.1 and 2.2 without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature that are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate the MLP's or GP Inc.'s rights with respect to such portion of the contributed assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the contributed assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically without further action on the part of the MLP, GP Inc., Plains AAP, Plains GP LLC or either of the OLPs and Plains AAP agrees to use its reasonable best efforts to obtain satisfaction of any Restriction on a timely basis. In the event that any Restriction-Asset exists, Plains AAP agrees to hold such Restriction-Asset in trust for the exclusive benefit of the assignee, the MLP or GP Inc., as the case may be, and to otherwise use its reasonable best efforts to provide the assignee with the benefits thereof, and Plains AAP will enter into other agreements, or take such other action as it may deem reasonably necessary, in order to help ensure that such assignee is entitled to the benefits of the contributed assets and concomitant rights in all material respects.

     6.3 Costs. The MLP shall pay all sales, use and similar taxes arising out of the contributions, assignments and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the MLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 6.2.

     6.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole,

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

including without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     6.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     6.6 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     6.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     6.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the contributed assets are deemed located, shall apply.

     6.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     6.10 Assignment. To the extent required by applicable law, this Agreement shall also an "assignment" of the assets transferred and contributed as set forth in Article II hereof.

     6.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

     6.12 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:  Plains AAP, L.P., as general partner

                              By:  Plains All American GP LLC, as general
                                    partner


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President


                              PLAINS MARKETING, L.P.

                              By:  Plains AAP, L.P. as general partner

                              By:  Plains All American GP LLC, as general
                                    partner


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President

                              ALL AMERICAN PIPELINE, L.P.

                              By:  Plains AAP, L.P., as general partner

                              By:  Plains All American GP LLC, as general
                                    partner


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President


                              PLAINS AAP, L.P.

                              By:  Plains  All American GP LLC, as general
                                    partner


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President


                              PLAINS ALL AMERICAN GP LLC


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President



                              PLAINS MARKETING GP INC.


                              By:    /s/ Tim Moore
                                  ----------------------------------------
                              Name:  Tim Moore
                              Title:  Vice President




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